                                                                   EXHIBIT 10.65


                               LICENSE AMENDMENT
                               -----------------



THIS LICENSE AMENDMENT is made as of this 23rd day of July 1996, between BRYLANE L.P. a Delaware Limited Partnership ("Brylane"), and SEARS SHOP AT HOME SERVICES, INC., a Delaware Corporation ("SSAH").


                               BACKGROUND FACTS:
                               ----------------

A. Brylane and SSAH entered into a License Agreement dated March 1, 1994 which has been supplemented by Schedule No. 1 dated March 1, 1994, Schedule No. 2 dated February 1, 1995 and Schedule No. 3 dated February 1, 1995 (as supplemented, the "License Agreement")

B. The License Agreement allows Brylane to conduct specialty catalog Programs to sell various products to SSAH's customers.

C. Brylane has purchased certain assets from Wearguard Corporation another licensee of SSAH. Included in those assets is Wearguard's right to conduct the [King -Size] Big & Tall Program.

D.   Brylane and SSAH desire to amend the License Agreement as provided herein.

In consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

1.   The Initial Term of the License Agreement is extended to February 28, 1999.

2. The attached Schedule No. 4 are the terms and conditions on which Wearguard had been operating the original [King -Size] Big & Tall Program. Schedule No. 4 has been restated to show Brylane as the Licensee. Brylane and SSAH agree to sign Schedule No. 4 at the same time as they sign this License Amendment. Section 14 of the License Agreement notwithstanding for Schedule No. 4 only, the consideration to be paid to Licensor by Licensee shall be as provided in Exhibit E-2 attached to this License Amendment.

3.   a.   The License Agreement, except as amended herein, is in all other respects fully ratified and confirmed.

     b. Except as defined herein, all capitalized items used in this License Amendment shall have the meanings ascribed to such terms in the License Agreement.

     c. Each party executing this License Amendment represents and warrants that he/she has the power and authority to execute this document on behalf of his/her respective party.

     d. Brylane represents and warrants that Brylane has the full power and authority to enter into this License Amendment and to amend the License Agreement and that Brylane does not need the consent of any lender holding a security interest in Brylane's business or any other party.

IN WITNESS WHEREOF, the parties have executed this License Amendment as of the day and year first above written.

                              SEARS SHOP AT HOME SERVICES, INC.


                              By:  /s/ Vachel Pennebaker
                                   -------------------------
                              Its: President + CEO
                                   -------------------------


                              BRYLANE, L.P.
                              By:  /s/ Peter J. Canzone
                                   -------------------------
                              Its:  Chairman/CEO
                                   -------------------------

                                SCHEDULE NO. 4
                                --------------



     This Schedule is made and entered into as of 23rd day of July, 1996 by and between Sears Shop at Home Services, Inc., a Delaware corporation (hereinafter "Licensor"), and Brylane L.P. a Delaware Limited Partnership (hereinafter "Licensee"). This Schedule shall be governed by the terms and conditions of the License Agreement between the parties dated March 1, 1994 (hereinafter "Agreement").

PROGRAM:  [KING-SIZE CO.] BIG & TALL
--------

TERM:  This Schedule shall be coterminous with the Agreement unless earlier
-----
terminated as provided therein.

PRODUCT/CATEGORIES:  Big & Tall Men's Apparel, as more fully described in
-------------------
Exhibit A, attached hereto and made a part hereof.

ADDITIONAL LICENSOR MARK(S):  Big & Tall
----------------------------

ADDITIONAL LICENSEE MARK(S):  King-Size
----------------------------

PRODUCT:  All Products presented to Licensor as of the date of this Schedule and
--------
any Product of substantially the same type and quality is approved by Licensor for the term of this Schedule.

PRODUCT LITERATURE:  All materials shall conform to Licensor's Advertising
-------------------
Guidelines. Licensor acknowledges that final copy and final cover reviews occur six (6) weeks prior to printing. Licensor will clear all final copy and final cover within five (5) working days of receipt. If Licensor fails to respond by these time constraints, clearance is deemed to be received by Licensee.
Licensee will provide Licensor color copies of Catalog covers to obtain approval.

MARKETING STRATEGY:  The marketing strategy will maximize the long-term value of
-------------------
the business. An annual and seasonal marketing strategy, including circulation quantities and catalog request programs, will be jointly agreed to by the parties. The circulation plan provided by Licensee to Licensor for the period beginning with the effective date of this Agreement through 12/31, 96 is acceptable to Licensor. The circulation decisions will be discussed and agreed to annually, for each season, and as otherwise required during the year. However, Licensor will not require Licensee to circulate to segments where projected incremental revenue per book is below breakeven, exclusive of royalties. Program catalogs will be mailed to the Customer List as modified by marketing selections developed by Licensee. Any annual revisions of more than five percent (5%) must be jointly agreed to by both parties.

OPERATING STANDARDS:  The Program shall operate according to the Operating
--------------------
Standards outlined in Exhibit B of the Agreement.

ADDRESS:  All promotional materials sent to Customers under the Program
--------
described in this Schedule and all response vehicles for mail orders therefor will carry Licensor's name and the following address:

               BIG & TALL
               P.O. BOX 8361
               INDIANAPOLIS, INDIANA 46283-8361

IN WITNESS WHEREOF, the parties have signed this Schedule as of the day and year first written by their proper officers or representatives duly authorized thereunto.

SEARS SHOP AT HOME SERVICES, INC.        BRYLANE, L.P.

By: /s/ Vachel Pennebaker                By: /s/ Peter J. Canzone
    -----------------------                  ----------------------
      Vachel Pennebaker                      Peter J. Canzone
      President and CEO                      Chairman/CEO

                            EXHIBIT A TO SCHEDULE 4
                            -----------------------



PROGRAM:  [KING-SIZE CO.] BIG & TALL
--------

PRODUCT/CATEGORIES:  Big & Tall Men's Apparel, defined as men's apparel and
-------------------
accessories of 2XL or larger, or neck size 18" or larger, or waist size of 42" or larger (with all associated inseams), or chest size of 44" or larger.

     Slacks
     Sweaters
     Shorts
     Branded Collections
     Swimwear
     Outerwear
     Activewear
     Jeans
     Shirts
     Westernwear
     Hosiery
     Underwear
     Nightwear & Robes
     Men's Accessories
     Sport coats
     Suits

TERMS OF EXCLUSIVITY:
---------------------

1. The rights granted by Licensor are exclusive to Licensee with respect to merchandise in the Product/Categories identified above, as marketed to potential Program Customers through a big and tall Catalog marketing such Products to the men's big and tall segment. Item exclusivity cannot be granted; however,
                             ----
duplication of items in non-Licensee Programs shall be held to a minimum.

2. The following Product/Categories may be represented in this Program; however, due to their limited exposure in the Program, Licensor does not grant
                                                                --------
Licensee exclusive rights to these Product/Categories:

     License Apparel
     Leather Apparel
     Men's Footwear

                                                                     EXHIBIT E-2
                                                                     -----------


FINANCIAL CONSIDERATION SCHEDULE TO LICENSE AGREEMENT BETWEEN BRYLANE, L.P. AND SEARS SHOP AT HOME SERVICES, INC.

FINANCIAL CONSIDERATION:
------------------------

Licensor and Licensee shall be responsible for generating revenue by mailing catalogs developed by Licensee, to list selections provided by Licensor. *



*


*



                                                           * Information deleted
                                                           pursuant to Rule 406.